SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           2/29/00

ORIX Credit Alliance Receivables Corporation (as Trust Depositor under the Amended and Restated Trust Agreement, dated as of November 23, 1999, providing for the issuance of Receivable-Backed Notes, Series 1999-A)


ORIX Credit Alliance Receivables Corporation II
(Exact name of registrant as specified in its charter)


Delaware             333-84627-01                  22-3669361
(State or Other      (Commission                   (I.R.S. Employer
Jurisdiction         File Number)                  Identification No.)
of Incorporation)


       300 Lighting Way
       Secaucus, New Jersey                            07096
       (Address of Principal                         (Zip Code)
       Executive Offices)

Registrant's telephone number, including area code (201) 601-9166


Item 5.Other Events.

On Behalf of ORIX Credit Alliance Receivables Trust 1999-A, a Trust created pursuant to the Transfer and Servicer Agreement dated November
23, 1999 by Harris Trust and Saving Bank as indenture trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated January 31, 2000, The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly distribution to the holders of the Receivable-Backed Notes, Series 1999-A.

A.     Monthly Report Information:
       See Exhibit No. 1

B.     Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.     Item 1: Legal Proceedings:                  NONE

D.     Item 2: Changes in Securities:              NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.     Item 5: Other Information - Form 10-Q, Part II -
       Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statements and Exhibits

Information and Exhibits.

Exhibit No. 1

ORIX Credit Alliance
Receivables Trust 1999-A

MONTHLY REPORT

A. AGGREGATE PRINCIPAL BALANCE OF CONTRACTS
    Aggregate Principal Balance of the Contracts, 		  194,120,045.12
	beginning of Collection Period
       Less: Principal Payments                                     5,891,644.24
       Less: Aggregate Principal Balance of Defaulted Contracts             0.00
             that became Defaulted Contracts during the Collection Period
       Add: Aggregate Principal Balance of Substitute Contracts             0.00
    Aggregate Principal Balance of the Contracts, end of          188,228,400.88
       Collection Period


B.  SERVICER ADVANCES
     Aggregate amount of Servicer Advances at the beginning of the  1,584,594.19
          Collection Period
       Servicer Advances made during the Collection Period            268,559.43
       Servicer Advances reimbursed during the Collection Period            0.00
    Aggregate amount of Servicer Advances at the end of the         1,853,153.62
           Collection Period

C.   DEFAULTED CONTRACTS
     Cumulative Aggregate Principal Balance of Defaulted Contracts          0.00
        beginning of Collection Period
     Aggregate Principal Balance of Defaulted Contracts that                0.00
        became Defaulted Contracts during the Collection Period
     Cumulative Aggregate Principal Balance of Defaulted Contracts,         0.00
	  end of Collection Period

     Cumulative Recoveries on Defaulted Contracts,                          0.00
         beginning of Collection Period
       Recoveries on Defaulted Contracts during the current                 0.00
         Collection Period
     Cumulative Recoveries on Defaulted Contracts,                          0.00
          end of Collection Period
      Cumulative Net Loss Percentage end of Collection Period              0.00%

D. SUBSTITUTIONS
   Casualty Loss, Materially Modified and Defaulted Contracts               0.00
      Substituted to Date, beginning of Collection Period
   Casualty Loss, Materially Modified and Defaulted Contracts               0.00
       replaced with Substitute Contracts during the current Collection Period
   Casualty Loss, Materially Modified and Defaulted Contracts               0.00
      Substituted to Date, end of Collection Period
   Percentage of Pool Balance at end of Collection Period                  0.00%

   Prepaid, Ineligible and Excess Contracts, Substituted to date,           0.00
       beginning of Collection Period
   Prepaid, Ineligible and Excess Contracts replaced with                   0.00
       Substitute Contracts during the current Collection Period
   Prepaid, Ineligible and Excess Contracts Substituted to date             0.00
       end of Collection Period
   Percentage of Pool Balance at end of Collection Period                  0.00%
   Total Substitutions, end of Collection Period                            0.00
   Total Percentage of Pool Balance, Substituted as of end of              0.00%
       Collection Period

E.  RESERVE FUND
	Reserve Fund balance, beginning of Collection Period        4,388,878.43
       Required Reserve Fund Amount                                 5,616,051.85
       Shortfall                                                    1,227,173.42
       Deposit from (release to) waterfall                            394,372.30
	Reserve Fund balance, end of Collection Period              4,783,250.73

F. AVAILABLE AMOUNTS
       Principal collections                                        5,891,644.24
       Interest collections                                         1,528,177.50
       Late Charges                                                    23,733.13
       Recoveries                                                           0.00
       Reinvestment Income from Collection Account,                    49,615.61
           Reserve Fund and Spread Fund
       Amounts in Spread Fund                                               0.00
       Amounts withdrawn from Reserve Fund                                  0.00
       Total Available Amounts                                      7,493,170.48


G.   SPREAD FUND CALCULATION

       ORIX Credit Alliance, Inc. as Servicer (Yes/No)                       Yes
       Three Month Delinquency Percentage (may not exceed 5.0%)            0.11%
       Cumulative Net Loss Percentage (May not exceed 1.0% from December 15, 1999 to October 15, 2000, 1.25% from November 15, 2000 to April 15,
       2001, 1.50% from May 15, 2001 to October 15, 2001, and 2.0% thereafter).

                                                                           0.00%

       Spread Fund balance, beginning  of Collection Period                 0.00
                     Deposit from (release to) waterfall                    0.00
       Spread Fund balance, end of Collection Period                        0.00

H.  DELINQUENCIES

 Aggregate Principal Balance of Contracts Delinquent > than 31 days10,478,271.86 Aggregate Principal Balance of Contracts Delinquent > than 61 days 2,015,330.55 Aggregate Principal Balance of Contracts Delinquent > than 91 days 616,570.08

ORIX Credit Alliance Receivables Trust 1999-A
Page 2               Monthly Servicer Report                      10-Jan-00

I.  PAYMENTS TO NOTEHOLDERS

    Class A Noteholders:
    Initial Class A Principal Amount                              195,068,048.00
    Class A Principal Amount outstanding at the beginning of      183,853,306.44
         Collection Period
    Class A Percentage                                                 93.12242%
    Class A Target Investor Principal Amount                      175,282,842.00
    Class A Principal Payment Amount                                8,570,464.44

    Class A-1 Noteholders:
    Initial Class A-1 Principal Amount                             56,056,397.00
    Class A-1 Principal Amount outstanding at the beginning        44,841,655.44
         of the Collection Period
    Class A-1 Interest Rate                                            6.125968%
    Class A-1 interest for the current Collection Period              213,654.42
    Class A-1 interest accrued in prior Collection Periods for which        0.00
         no allocation was made
    Total interest due to the Class A-1 Noteholders                   213,654.42
    Available Amounts allocated to interest due to the Class A-1      213,654.42
         Noteholders
    Class A-1 Principal Payment Amount                              5,891,644.24
    Class A-1 Additional Principal                                          0.00
    Available Amounts allocated to Principal due to the Class A-1   5,891,644.24
         Noteholders
    Total payment to the Class A-1 Noteholders                      6,105,298.66
    Class A-1 Principal Amount outstanding at the end of the       38,950,011.20
         Collection Period

    Class A-2 Noteholders:
    Initial Class A-2 Principal Amount                             38,500,273.00
    Class A-2 Principal Amount outstanding at the beginning of the 38,500,273.00
         Collection Period
    Class A-2 Interest Rate                                             6.47000%
    Class A-2 interest for the current Collection Period              207,580.64
    Class A-2 interest accrued in prior Collection Periods for              0.00
         which no allocation was previously made
    Total interest due to the Class A-2 Noteholders                   207,580.64
    Available Amounts allocated to interest due to the Class A-2      207,580.64
         Noteholders
    Class A-2 Principal Payment Amount                                      0.00
    Class A-2 Additional Principal                                          0.00
    Available Amounts allocated to Principal due to the Class A-2           0.00
         Noteholders
    Total payment to the Class A-2 Noteholders                        207,580.64
    Class A-2 Principal Amount outstanding at the end of the       38,500,273.00
         Collection Period


    Class A-3 Noteholders:
    Initial Class A-3 Principal Amount                             73,407,186.00
    Class A-3 Principal Amount outstanding at the beginning of the 73,407,186.00
         Collection Period
    Class A-3 Interest Rate                                             6.73000%
    Class A-3 interest for the current Collection Period              411,691.97
    Class A-3 interest accrued in prior Collection Periods for              0.00
         which no allocation was previously made
    Total interest due to the Class A-3 Noteholders                   411,691.97
    Available Amounts allocated to interest due to the Class A-3      411,691.97
         Noteholders
    Class A-3 Principal Payment Amount                                      0.00
    Class A-3 Additional Principal                                          0.00
    Available Amounts allocated to Principal due to the Class A-3           0.00
         Noteholders
    Total payment to the Class A-3 Noteholders                        411,691.97
    Class A-3 Principal Amount outstanding at the end of the       73,407,186.00
         Collection Period

    Class A-4 Noteholders:
    Initial Class A-4 Principal Amount                             27,104,192.00
    Class A-4 Principal Amount outstanding at the beginning of     27,104,192.00
         the Collection Period
    Class A-4 Interest Rate                                             6.87000%
    Class A-4 interest for the current Collection Period              155,171.50
    Class A-4 interest accrued in prior Collection Periods for              0.00
         which no allocation was previously made
    Total interest due to the Class A-4 Noteholders                   155,171.50
    Available Amounts allocated to interest due to the Class A-4      155,171.50
         Noteholders
    Class A-4 Principal Payment Amount                                      0.00
    Class A-4 Additional Principal                                          0.00
    Available Amounts allocated to Principal due to the Class A-4           0.00
         Noteholders
    Total payment to the Class A-4 Noteholders                        155,171.50
    Class A-4 Principal Amount outstanding at the end of the       27,104,192.00
         Collection Period

    Class B Noteholders:
    Initial Class B Principal Amount                               6,160,044.00
    Class B Principal Amount outstanding at the beginning of       6,160,044.00
         the Collection Period
    Class B Percentage                                                 4.12655%
    Class B Interest Rate                                              7.26000%
    Class B interest for the current Collection Period                37,268.27
    Class B interest accrued in prior Collection Periods for               0.00
	    which no allocation was previously made
    Total interest due to the Class B Noteholders                     37,268.27
    Available Amounts allocated to interest due to the Class B        37,268.27
          Noteholders
    Class B Target Investor Principal Amount                               0.00
    Class B Floor                                                          0.00
    Class B Principal Payment Amount                                       0.00
    Class B Additional Principal                                           0.00
    Available Amounts allocated to Principal due to the Class B            0.00
          Noteholders
    Total payment to the Class B Noteholders                          37,268.27
    Class B Principal Amount outstanding at the end of the         6,160,044.00
          Collection Period

ORIX Credit Alliance Receivables Trust 1999-A
Page 3               Monthly Servicer Report                  10-Dec-99

I.     PAYMENTS TO NOTEHOLDERS (continued)

    Class C Noteholders:
    Initial Class C Principal Amount                               3,080,022.00
    Class C Principal Amount outstanding at the beginning of the   3,080,022.00
          Collection Period
    Class C Percentage                                                 2.06327%
    Class C Interest Rate                                              7.80000%
    Class C interest for the current Collection Period                20,020.14
    Class C interest accrued in prior Collection Periods for which         0.00
          no allocation was previously made
    Total interest due to the Class C Noteholders                     20,020.14
    Available Amounts allocated to interest due to the Class C        20,020.14
          Noteholders
    Class C Target Investor Principal Amount                               0.00
    Class C Floor                                                          0.00
    Class C Principal Payment Amount                                       0.00
    Class C Additional Principal                                           0.00
    Available Amounts allocated to Principal due to the Class C            0.00
          Noteholders
    Total payment to the Class C Noteholders                          20,020.14
    Class C Principal Amount outstanding at the end of the         3,080,022.00
          Collection Period

    Total amounts distributed on the Notes                         6,937,031.18

J.  DISDISTRIBUTION OF FUNDS

       Available Amounts                                           7,493,170.48

       Unreimbursed Servicer Advances                                      0.00
       Indenture Trustee fee for transition to Successor Servicer          0.00
       Servicing Fee                                                 161,767.00
       Class A-1 Interest                                            213,654.42
       Class A-2 Interest                                            207,580.64
       Class A-3 Interest                                            411,691.97
       Class A-4 Interest                                            155,171.50
       Class B Interest                                               37,268.27
       Class C Interest                                               20,020.14

       Available Funds After Servicing & Interest Payments         6,286,016.54

       Class A-1 Principal Amount                                  5,891,644.24
       Class A-2  Principal Amount                                         0.00
       Class A-3  Principal Amount                                         0.00
       Class A-4 Principal Amount                                          0.00
       Class B Principal Amount                                            0.00
       Class C Principal Amount                                            0.00

       Available Funds After Principal Payments                      394,372.30

       Class A-1 Additional Principal Amount                               0.00
       Class A-2 Additional Principal Amount                               0.00
       Class A-3 Additional Principal Amount                               0.00
       Class A-4 Additional Principal Amount                               0.00
       Class B Additional Principal Amount                                 0.00
       Class C Additional Principal Amount                                 0.00

       Available Funds After Additional Principal Payments           394,372.30

       Reserve Fund to maintain Required Reserve Amount              394,372.30

       Spread Account (if a Spread Event exists)                           0.00

       Indenture Trustee                                                   0.00

       Remaining Amounts to the Holder of the Certificate                  0.00

                                  SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                     ORIX Credit Alliance Receivables Corporation II

                     By: /s/ Joseph J. McDevitt, Jr.
                     Name:        Joseph J. McDevitt, Jr.
                     Title:       President and Chief Financial Officer


       Dated:            31-Jan-00